UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2021

CALIFORNIA BANCORP

(Exact name of registrant as specified in its charter)

California	001-39242	82-1751097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 Clay Street, Suite 500 Oakland, California		94612
(Address of Principal Executive Offices)		(Zip Code)

(510) 457-3737

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CALB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On July 29, 2021, California BanCorp (the “Company”) issued a press release setting forth its unaudited financial results for the quarter and six months ended June 30, 2021. A copy of the Company’s press release is furnished as Exhibit 99.1 and is hereby incorporated by reference.

The information furnished under this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Earnings Release dated July 29, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA BANCORP

Date: July 29, 2021	By:	/s/ THOMAS A. SA
Thomas A. Sa Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer